UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22710

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

(Exact name of registrant as specified in charter)

919 Third Avenue, 40th Floor, New York, NY 10022

(Address of principal executive offices) (Zip code)

1-844-819-8287

(Registrant’s telephone number, including area code)

Jason Emala, Esq.

Bluerock Fund Advisor, LLC

919 Third Avenue, 40th Floor,

New York, NY 10022

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

Item 1. Reports to Stockholders.

(a)

BLUEROCK
Total Income+
Real Estate Fund™

Annual Report

September 30, 2025

Investor Information: 1-844-819-8287

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Bluerock Total Income+ Real Estate Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by ALPS Distributors, Inc. | Member FINRA

Table of Contents

Shareholder Letter	1
Portfolio Review	6
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	32
Additional Information	33
Supplemental Information	34
Privacy Policy	36

10.1.2024 - 9.30.2025 (UNAUDITED)

TI+ Annual Report

2025 marked a transformational year for the Bluerock Total Income+ Real Estate Fund ("TI+" or the "Fund") with the Fund achieving overwhelming shareholder approval of key proposals in connection with its listing on the New York Stock Exchange, a transition we believe will enhance shareholder value and unlock daily liquidity, allowing shareholders to buy and sell shares daily without redemption queues or proration.

The proposal1, recommended by independent proxy advisory firms Institutional Shareholder Services Inc. and Glass Lewis & Co., and the Fund's Board of Trustees, was overwhelmingly approved by shareholders at the Fund's special meeting held on September 25th, with over 81% of the 40,445 votes cast in favor of the initiative. In an earlier special meeting held on September 3rd, shareholders approved 13 additional proposals related to the listing.

The Fund is anticipated to be listed on the NYSE on December 16, 2025. In connection with the listing on the NYSE, the Fund will be rebranded as Bluerock Private Real Estate Fund. The conversion to a listed closed-end fund will allow for full daily liquidity while also enabling more agile capital deployment, better positioning the Fund to capitalize on the attractive buying opportunities in today's private real estate market at a time when valuations are historically compelling. We believe this may lead to enhanced total returns and in turn, stronger distributions to investors over time.

Upon listing, TI+ will likely become the largest real estate-focused listed closed-end fund in the world, enjoying a substantial scale advantage in the public markets and enhancing visibility and liquidity. Listing the Fund will also expand TI+'s investor universe, opening access to a much broader base of retail investors and institutional buyers, who we believe will find compelling value in TI+'s differentiated access to a curated portfolio of high-growth private real estate.

In consideration of pent-up liquidity demand from existing shareholders, we anticipate that the Fund will likely trade at an initial discount to its NAV upon listing. However, while listed closed-end funds often trade below their NAVs in the period after listing, larger closed-end funds and larger real estate closed-end funds similar to TI+ typically trade near or above their NAVs as a result of their ability to attract both individual and institutional buyers.

Listed CEF Premium-or-Discount to NAV

[1]	References proposal two, which provides for the elimination of the Fund's fundamental policy of making quarterly repurchase offers.
[2]	Closed-end fund association as of 9.26.2025; weighted average
[3]	Source: CEF connect, as of 9.24.2025, all real estate sector listed CEFs; top 5 average based on market capitalization; weighted average
[4]	Source: CEF connect, as of 9.24.2025, largest 5 closed-end funds by market capitalization that also have an annual distribution rate above 5%; weighted average

Past Performance is not a guarantee of future results.

Annual Report (4Q 2024 - 3Q 2025) | Bluerock Total Income+ Real Estate Fund (UNAUDITED)	2

Outlook

As we turn our attention to the opportunities ahead, we believe the current environment reflects an exceptional time to acquire private real estate. In 2023 until mid 2024, the NCREIF Property Index experienced only its third significant drawdown in its nearly 48 year history. After both previous drawdowns, the Index generated a 12.9% average annualized total return in the four years following the decline. We believe a similar opportunity will emerge in 2026 and beyond.

Source: National Council of Real Estate Investment Fiduciaries

We hold strong conviction in high growth sectors such as industrial, residential and specialty sectors including data centers, and real estate credit. We believe these sectors will outperform the broader private real estate market as we continue to optimize exposure to these sectors.

We are entering an exciting new chapter for TI+ with the resounding support of our shareholders. By providing liquidity for our shareholders through the public markets, we are well-positioned to capitalize on the historically attractive investment opportunities in the real estate market today. Our goal remains clear: to deliver strong long-term returns and sustainable income for our shareholders.

We thank you for your continued interest in the Bluerock Total Income+ Real Estate Fund and look forward to the years ahead.

Ryan MacDonald Portfolio Manager BluerockTotal Income+ Real Estate Fund	Jordan Ruddy President and Co-Portfolio Manager BluerockTotal Income+ Real Estate Fund

[5]	In the four-year periods following the previous two market declines, the NPI has averaged a 12.9% annualized return.

Annual Report (4Q 2024 - 3Q 2025) | Bluerock Total Income+ Real Estate Fund (UNAUDITED)	3

Underlying Portfolio

TI+ Fund Investment Allocations as of 9.30.2025	Underlying Investment Holdings Details as of 6.30.2025

% of Fund Holdings	Investment Holding Name	Fund Investment Amount ($MM)	Gross Asset Value ($MM)	Number of Properties	Typical Minimum Investment	Avg Investment Size ($MM)	Occupancy[8]	LTV[9]	Inception Year
PRIVATE REAL ESTATE (Target of 35-45 Select Managers)
35.12%	Industrial
10.64%	Prologis Targeted US Logistics Fund	$416	$25,993	770	$5,000,000	$34	95%	45%	2019
7.51%	CBRE U.S. Logisitics Partners	$293	$5,328	40	$10,000,000	$133	92%	35%	2021
6.32%	Ares Industrial Real Estate Fund	$248	$5,700	205	$5,000,000	$28	91%	37%	2019
3.21%	Clarion Lion Industrial Trust	$126	$32,307	744	$2,500,000	$43	92%	36%	2002
2.93%	RREEF Core Plus Industrial Fund	$114	$3,182	97	$5,000,000	$33	93%	14%	2017
2.25%	Realterm Logistics Income Fund	$88	$4,301	236	$5,000,000	$18	93%	39%	2017
2.04%	TA Realty Logistics Fund	$80	$1,047	20	$5,000,000	$52	98%	29%	2021
0.22%	Jadian Industrial Outdoor Storage Fund I	$9	$325	41	$5,000,000	$8	N/A	N/A	2023
21.96%	Diversified/Multi-Sector
5.33%	Carlyle Property Investors	$210	$15,440	236	$10,000,000	$65	93%	51%	2016
4.77%	Brookfield Premier Real Estate Partners	$186	$8,744	171	$5,000,000	$51	90%	50%	2016
3.22%	Prudential PRISA II	$125	$15,300	128	$5,000,000	$120	90%	43%	1980
2.57%	Prudential PRISA III	$101	$7,000	104	$5,000,000	$67	79%	44%	2003
2.43%	Invesco U.S. Income Fund	$96	$5,207	62	$10,000,000	$84	94%	32%	2013
1.82%	Bain Capital Real Estate Fund I	$69	$3,350	72	$10,000,000	$47	85%	58%	2018
0.96%	Blackstone Property Partners U.S.	$37	$28,500	1,290	$10,000,000	$22	89%	50%	2014
0.59%	TA Realty Core Property Fund	$23	$8,151	95	$5,000,000	$86	94%	24%	2018
0.28%	Invesco Core Real Estate Fund	$10	$13,291	113	$5,000,000	$118	93%	0%	2004
21.23%	Specialty & Life Sciences
17.23%	IQHQ Private + Series E	$657	$5,535	22	$5,000,000	$252	N/A	45%	2019
1.60%	Bain Capital Real Estate Fund	$69	$20,200	174	$10,000,000	$116	87%	46%	2020
0.86%	Bain Capital Life Science Fund	$34	$414	8	$5,000,000	$52	97%	20%	2020
0.77%	Harrison Street Data Center	$31	$770	6	$5,000,000	$128	93%	36%	2021
0.41%	Harrison Street Core Property Fund	$16	$12,181	356	$10,000,000	$34	91%	25%	2011
0.35%	Harrison Street Life Science	$14	$864	7	$5,000,000	$123	81%	62%	2021
8.93%	Residential
5.56%	Cortland Growth & Income Fund	$214	$6,354	68	$5,000,000	$93	94%	53%	2018
1.64%	Clarion Gables Multifamily Trust	$64	$5,559	113	$5,000,000	$49	96%	47%	2015
1.48%	Bridge Workforce Housing Fund I	$53	$1,750	22	$1,000,000	$80	90%	61%	2017
0.25%	Sentinel Real Estate Fund	$10	$2,900	37	$250,000	$78	94%	25%	1976
87.24%	TOTALS / AVERAGES	$3,393	$239,695	5,237	$158,750,000	$46	91%	34%	2014
REAL ESTATE DEBT/PREFERRED
6.28%	Direct Debt/Preferred Investments	$251	—	—	—	—	—	—	—
3.13%	H/2 Special Opportunities Fund V	$128	$985	25	$5,000,000	$39	—	—	—
1.98%	Bridge Debt Strategies Fund IV	$79	$5,170	114	$1,000,000	$45	—	—	—
1.03%	Bridge Debt Strategies Fund III	$41	$1,130	41	$1,000,000	$28	—	—	—
0.34%	Ares Real Estate Enhanced Income Fund	$13	$4,761	52	$5,000,000	$92	—	—	—
12.76%	TOTALS/AVERAGES	$512	$12,046	232	$12,000,000	$52	—	—	—
PUBLIC REAL ESTATE SECURITIES AND CASH (Target of 25-50 Real Estate Securities)
0.00%	PUBLIC REAL ESTATE SECURITIES	$0	—	—	—	—	—	—	—
9.53%	CASH	$176	—	—	—	—	—	—	—
100%	INVESTMENT HOLDINGS TOTAL	$4,081	UNDERLYING INVESTMENT HOLDINGS TOTALS/AVGS
			$251,741	5,469	$170,750,000	$46	91%	34%	2014

[6]	The Geographic and Sector Diversification percentages represent the Fund’s weighted average allocation to the underlying private investment holdings of 9.30.2024. This is a dynamic underlying private investment holdings portfolio and allocations are subject to change at any time and should not be considered investment advice. Diversification does not ensure profit. The organizations referenced above are not invested in Bluerock or the Bluerock Total Income+ Real Estate Fund. Fund investment objective details are available at bluerock.com/ti-fund/documents.
[7]	CBRE Investment Management Market Update, July 2024 total projected return by sector.
[8]	Occupancy rates reported from underlying private investment managers, average is the simple average of all private equity real estate investment holdings. Generally excludes properties under construction, but generally includes properties in lease-up.
[9]	Weighted average loan to value: Aggregate of the Fund’s weighted average investment percentage in the underlying private investment holdings, multiplied by each fund’s loan-to-value ratio.

Annual Report (4Q 2024 - 3Q 2025) | Bluerock Total Income+ Real Estate Fund (UNAUDITED)	4

Performance

FUND PERFORMANCE THRU 9.30.2025†

		One Year	Five Year	Ten Year	Since Inception[10]
TI+ Fund – Class A (TIPRX)	Load-Waived	–3.18%	2.20%	4.02%	5.12%
	With Sales Charge[11]	-8.74%	1.00%	3.41%	4.64%
TI+ Fund – Class C (TIPPX)	Load-Waived	-3.87%	1.46%	3.26%	3.62%
	With Load[12]	-4.78%	1.46%	3.26%	3.62%
TI+ Fund – Class I (TIPWX)		-2.94%	2.46%	4.28%	5.37%
TI+ Fund – Class L (TIPLX)	Load-Waived	-3.42%	1.94%	3.76%	4.86%
	With Sales Charge[11]	-7.51%	1.06%	3.31%	4.51%
TI+ Fund – Class M (TIPMX)		-3.64%	1.72%	3.52%	4.61%

†	Returns for Class C, Class I, Class L and Class M-Shares prior to their inception dates are based on the performance of Class A-Shares. For Class C, Class L, and Class M-Shares, prior performance has been adjusted to reflect differences in expenses between the respective classes and Class A. The actual returns of Class I would have been different than those shown because Class I has lower expenses than Class A.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 3.34% for Class A, 4.07% for Class C, 3.10% for Class I, 3.61% for Class L and 3.82% for Class M per the February 1, 2025 prospectuses.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past Performance is not a guarantee of future results. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2025, for Class A, C, I and L-Shares to ensure that the net annual fund operating expenses will not exceed 1.95% for Class A, 2.70% for Class C, 1.70% for Class I, 2.20% for Class L, and 2.45% for Class M, subject to possible recoupment from the Fund in future years. Please review the Fund's Prospectuses for more detail on the expense waiver. Results shown reflect the full fee waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-844-819-8287.

Total returns are calculated using SEC Form N-2 instructions and reflect all fees and charges.

[10]	Since Inception returns as of October 22, 2012. Actual Inception date of the A-Shares is October 22, 2012. Actual Inception date of the Fund’s C and I-Shares is April 1, 2014. Actual Inception date for the L-Shares is June 1, 2017. Actual inception date for the M-Shares is December 27, 2021.

[11]	The maximum sales charge for the A-Shares was 5.75% and for L-Shares was 4.25%.

[12]	Adjusted for early withdrawal charge of 1.00%.

Annual Report (4Q 2024 - 3Q 2025) | Bluerock Total Income+ Real Estate Fund (UNAUDITED)	5

Definitions

NCREIF Property Index (NPI): Institutional private equity real estate (iPERE) can be described as high-quality commercial properties that are usually congregated in large investment portfolios managed professionally on behalf of third-party owners or beneficiaries. The leading benchmark index for iPERE is the National Council of Real Estate Investment Fiduciaries Price Index (NPI) which represents a collection of more than 12,850 institutional properties representing all major commercial property types within the U.S. The NPI is a quarterly time series composite total rate of return measure of investment performance of a very large pool of individual commercial real estate properties acquired in the private market for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors - the great majority being pension funds. As such, all properties are held in a fiduciary environment.

S&P 500: An index of 500 stocks chosen for market size, liquidity, and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe (Investopedia). It is not possible to invest directly in an index.

Risk Disclosures

Cautionary Note Regarding Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund, including but not limited to, liquidity events. Words such as “intends,” “will,” “believes,” “expects,” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geo-political risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the ability of the Fund to complete the listing of the common shares on a national securities exchange, the price at which the common shares may trade on a national securities exchange, and failure to list the common shares on a national securities exchange, and such other factors that are disclosed in the Fund's filings with the Securities and Exchange Commission (the “SEC”). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Bluerock Total Income+ Real Estate Fund	Portfolio Review

September 30, 2025 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for certain periods ended September 30, 2025, compared to select indexes:

Bluerock Total Income+ Real Estate Fund:	1 Year	5 Year	10 Year	Since Inception Class A*	Since Inception Class C and Class I*	Since Inception Class L*	Since Inception Class M*
Class A
Without Load	-3.18%	2.20%	4.02%	5.12%	-	-	-
With Load(a)	-8.74%	1.00%	3.41%	4.64%	-	-	-
Class C
Without Load	-3.87%	1.46%	3.26%	-	4.35%	-	-
With Load(b)	-4.78%	1.46%	3.26%	-	4.35%	-	-
Class I	-2.94%	2.46%	4.28%	-	5.37%	-	-
Class L
Without Load	-3.42%	1.94%	3.76%	-	-	4.86%	-
With Load(C)	-7.51%	1.06%	3.31%			4.51%	-
Class M	-3.64%	1.72%	3.52%	-	-	-	4.61%
S&P 500 Total Return Index	17.60%	16.47%	15.30%	14.73%	13.66%	14.83%	10.94%
Bloomberg U.S. Aggregate Bond Index	2.88%	-0.45%	1.84%	1.83%	2.06%	1.68%	-0.35%

*	Class A commenced Operations October 22, 2012, Class C and Class I commenced operations April 1, 2014, Class L commenced operations June 1, 2017, and Class M commenced operations December 27, 2021.
(a)	Adjusted for initial maximum sales charge of 5.75%.
(b)	Adjusted for early withdrawal charge of 1.00%.
(c)	Adjusted for initial maximum sales charge of 4.25%.

Bluerock Total Income+ Real Estate Fund	Portfolio Review

September 30, 2025 (Unaudited)

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index, which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index, which represents the U.S. investment-grade fixed-rate bond market (including government and cor-porate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Total returns are calculated using closing Net Asset Value as of September 30, 2025, and may not match returns presented in the Financial Highlights due to adjustments under accounting principles generally accepted in the United States of America.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using closing Net Asset Value as of September 30, 2025. Total returns are calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived a portion of its fees. Returns greater than one year are annualized. The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (excluding any taxes, interest, brokerage commis-sions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but including organizational costs and offering costs), to the extent that such expenses exceed 1.95%, 2.70%, 1.70%, 2.20% and 2.45% of the Fund's average daily net assets attributable to the Class A, Class C, Class I, Class L and Class M shares, respectively. In consideration of the Advisor's agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees the Advisor previously waived or Fund expenses reimbursed, subject to the limitations that: (1) the reimbursement will be made if payable not more than three years from the date incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Fund's Board of Trustees. The Expense Limitation Agreement will remain in effect at least until January 31, 2026 unless and until the Board approves its modification or termination. After January 31, 2026, the Expense Limitation Agreement may be renewed at the Advisor's and Board's discretion.

The Fund’s total gross annual operating expenses, including the expenses of underlying funds and before any fee waiver, are 3.34%, 4.07%, 3.10%, 3.61% and 3.82% for Class A, Class C, Class I, Class L and Class M, respectively, per the February 1, 2025 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after the purchase. Class L shares are subject to a maximum sales charge imposed on purchases of 4.25%. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-844-819-8287.

Portfolio Composition as of September 30, 2025

Percent of Net Assets
Private Real Estate Securities	108.25%
Public Equity Real Estate Securities	0.00%
Short-Term Investments	9.60%
Total Investments	117.85%
Liabilities in Excess of Other Assets	(17.85%)
Total Net Assets	100.00%

See the Portfolio of Investments in this report for a more detailed account of the Fund’s holdings.

Annual Report | September 30, 2025	7

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments

September 30, 2025

Security	Shares	Value
PRIVATE REAL ESTATE SECURITIES (108.25%)(a)
Private Real Estate Equity (89.31%)
Apartments (9.48%)
Bridge Workforce Housing Fund I, LP	N/A	53,055,293
Clarion Gables Multifamily Trust	44,133	64,407,242
Cortland Growth & Income Fund	188,700	214,488,063
Sentinel Real Estate Fund	93	9,635,463
		341,586,061
Data Centers (0.85%)
Harrison Street Data Center Fund(b)	N/A	30,514,643

Diversified (24.24%)
Bain Capital Real Estate Fund I	N/A	69,099,529
Blackstone Property Partners U.S.	28,339	36,837,044
Brookfield Premier Real Estate Partners	144,595	186,373,775
Carlyle Property Investors	116,704	210,167,009
Harrison Street Core Property Fund	11,295	16,047,352
Invesco Core Real Estate Fund	63	9,745,421
Invesco U.S. Income Fund LP	63,509	95,791,886
PGIM PRISA II	89,650	125,182,901
PGIM PRISA III	33,455	101,017,229
TA Realty Core Property Fund, LP	25,804	22,955,102
		873,217,248
Industrial (38.16%)
Ares Industrial Real Estate Fund	93,327	247,761,653
CBRE U.S. Logistics Partners LP	215,802,862	292,915,897
Clarion Lion Industrial Trust	33,847	126,428,265
Jadian IOS Fund I	6,265,469	9,257,899
Jadian Real Estate Fund II LP	228	256,325
Prologis Targeted U.S. Logistics Fund(c)	149,171	415,710,740
Realterm Logistics Income Fund LP	56,948	88,044,983
RREEF Core Plus Industrial Fund LP	516,870	114,065,575
TA Realty Logistics Fund, LP	76,231	79,874,763
		1,374,316,100
Life Science (16.58%)
Bain Capital Real Estate Life Science Fund	N/A	33,921,615
Blackstone Property Partners Life Science	N/A	61,338,401
Harrison Street Life Science	N/A	13,747,383
IQHQ, Inc.(b)(c)	94,097,884	488,368,018
		597,375,417
Private Real Estate Debt/preferred (18.94%)
Ares Real Estate Enhanced Income Fund	12,100	13,398,555
Bridge Debt Strategies Fund III, LP	N/A	40,559,924
Bridge Debt Strategies Fund IV, LP	N/A	79,377,345
H/2 Special Opportunities Fund(b)(c)	N/A	128,100,170
IQHQ RADD Parent I and Parent II, 14.0%, PIK, 8/26/2028(d)	85,957,793	85,957,793
IQHQ Series E Preferred, 16.5%, PIK(d)	168,912,881	168,912,881
IQHQ, 12.0% Current - 1.5%, PIK, 12/31/2027(d)	165,661,200	165,661,200
		681,967,868
Total PRIVATE REAL ESTATE SECURITIES		3,898,977,337
(Cost $3,821,994,265)

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments

September 30, 2025

Security	Shares	Value
PUBLIC EQUITY REAL ESTATE SECURITIES (0.00%)
Public Non-traded Real Estate Investment Trusts (0.00%)
Diversified (0.00%)
Highlands REIT, Inc.(b)(d)	140,161	42,048

Total PUBLIC EQUITY REAL ESTATE SECURITIES		42,048
(Cost $51,627)
SHORT TERM INVESTMENTS (9.60%)
Fidelity Investments Money Market Fund - Government Portfolio - Class I, 4.04% (Cost $345,965,615)(e)	345,965,615	345,965,615

Total Investments (117.85%) (Cost $4,168,011,507)		$4,244,985,000
Liabilities in Excess of Other Assets (-17.85%)		(643,039,649)
Net Assets (100.00%)		$3,601,945,351

(a)	All or a portion of these securities are segregated as collateral for the Lines of Credit as of September 30, 2025.
(b)	Non-income producing security.
(c)	Holding is comprised of two share classes of the same underlying investment.
(d)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $420,573,922, representing 11.68% of net assets.
(e)	The rate shown is the annualized 7-day yield as of September 30, 2025.

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2025	9

Bluerock Total Income+ Real Estate Fund	Statement of Assets and Liabilities

September 30, 2025

ASSETS
Investments, at value(Cost $4,168,011,507)	$4,244,985,000
Cash	12,804,486
Dividends and Interest receivable	17,075,199
Deferred borrowing costs (see Note [?])	1,798,604
Prepaid expenses and other assets	70,141
Total assets	4,276,733,430
LIABILITIES
Line of credit payable	665,000,000
Line of credit interest payable	716,115
Investment advisory fees payable	4,563,173
Proxy Voting Payable	3,036,554
Administration fees payable	162,431
Transfer agency fees payable	357,214
Shareholder servicing fees payable	193,067
Distribution fees payable	252,691
Compliance fee payable	5,770
Payable for capital shares redeemed	463
Accrued expenses and other liabilities	500,601
Total liabilities(a)	674,788,079
NET ASSETS	$3,601,945,351
NET ASSETS CONSIST OF
Paid-in capital	$3,526,033,638
Total distributable earnings/(accumulated deficit)	75,911,713
NET ASSETS	$3,601,945,351
PRICING OF SHARES
Class A:
Net asset value, per share	$24.56
Net assets	$566,456,563
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	23,066,635
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	26.06
Class C:
Net asset value, per share	$22.57
Net assets	$289,962,230
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	12,848,760
Class I:
Net asset value, per share	$25.33
Net assets	$2,588,212,268
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	102,170,517
Class L:
Net asset value, per share	$24.05
Net assets	$69,926,475
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,907,536
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	25.12
Class M:
Net asset value, per share	$22.78
Net assets	$87,387,815
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,835,354

(a)	Separately, see Note 8 Commitment and Contingencies for detail on unfunded commitments.

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund	Statement of Operations

September 30, 2025

INVESTMENT INCOME
Dividend income*	$85,950,004
Interest income**	$40,922,415
Total investment income	126,872,419

EXPENSES
Investment Advisory fees	60,943,214
Administration fees	1,164,952
Proxy Voting	3,810,347
Transfer Agency fees	4,898,630
Shareholding servicing fees:
Class A	1,530,984
Class C	862,687
Class L	191,618
Distribution fees:
Class C	2,588,061
Class L	191,618
Class M	751,071
Legal fees	388,826
Professional fees	129,542
Reports to shareholders and printing fees	1,667,398
Custody fees	202,177
Chief compliance officer fees	33,404
Interest expense (See Note 3)	69,266,154
Trustees' fees	181,860
Other expenses	228,676
Total Expenses	149,031,219
Less: Fees waived/expenses reimbursed by Advisor (See Note 4)	(835,730)
Net Expenses	148,195,489
Net investment loss	(21,323,070)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss from Investments	(12,826,295)
Net change in unrealized appreciation/(depreciation) on investments	(49,252,569)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(62,078,864)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(83,401,934)

*	A portion of this income is PIK, amounting to $14,134,816.
**	A portion of this income is PIK, amounting to $32,050,107.

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2025	11

Bluerock Total Income+ Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
OPERATIONS:
Net investment loss	$(21,323,070)	$(53,767,000)
Net realized loss from investments	(12,826,295)	(98,384,904)
Net change in unrealized appreciation (depreciation)	(49,252,569)	(337,882,018)
Net Decrease in Net Assets Resulting from Operations	(83,401,934)	(490,033,922)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(9,700,123)	(3,526,089)
From return of capital	(22,281,005)	(34,037,739)
Class C
From distributable earnings	(6,083,009)	(2,576,933)
From return of capital	(11,516,032)	(21,763,051)
Class I
From distributable earnings	(45,793,557)	(17,442,268)
From return of capital	(105,896,829)	(171,028,866)
Class L
From distributable earnings	(1,236,804)	(457,379)
From return of capital	(2,747,618)	(4,304,566)
Class M
From distributable earnings	(1,736,615)	(633,778)
From return of capital	(3,443,263)	(5,708,866)
Total Distributions to Shareholders	(210,434,855)	(261,479,535)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	25,714,357	33,411,601
Distributions reinvested	11,877,840	14,510,808
Shares redeemed	(99,241,488)	(124,113,077)
Shares transferred in(a)	19,399,586	23,436,185
Class C
Shares sold	7,950,136	13,515,052
Distributions reinvested	6,897,929	12,205,976
Shares redeemed	(51,916,311)	(53,388,389)
Shares transferred out(b)	(43,484,054)	(65,676,666)
Class I
Shares sold	164,735,098	345,387,084
Distributions reinvested	37,956,201	50,405,111
Shares redeemed	(677,601,571)	(863,877,133)
Shares transferred in(a)(b)	24,515,853	42,810,700
Class L
Shares sold	1,302,845	3,018,866
Distributions reinvested	1,997,965	2,656,045
Shares redeemed	(9,790,348)	(11,053,161)
Shares transferred out(a)(b)	(198,869)	(570,220)
Class M
Shares sold	805,250	5,142,667
Distributions reinvested	3,143,741	4,373,765
Shares redeemed	(19,596,687)	(15,040,981)
Net decrease in Net Assets Derived from Capital Share Transactions	(595,532,529)	(582,845,767)
Net decrease in net assets	(889,369,318)	(1,334,359,224)
NET ASSETS:
Beginning of year	4,491,314,669	5,825,673,893
End of year	$3,601,945,351	$4,491,314,669

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
Other Information
Share Transactions:
Class A
Beginning shares	24,684,350	26,515,187
Shares Sold	991,082	1,171,577
Distributions reinvested	464,968	516,928
Shares redeemed	(3,817,216)	(4,336,213)
Shares transferred in(a)	743,451	816,871
Net decrease in shares outstanding	(1,617,715)	(1,830,837)
Ending shares	23,066,635	24,684,350
Class C
Beginning shares	16,206,804	–
Shares Sold	331,313	506,450
Distributions reinvested	292,540	467,459
Shares redeemed	(2,172,135)	(2,009,269)
Shares transferred out(b)	(1,809,762)	(2,485,486)
Net decrease in shares outstanding	(3,358,044)	(3,520,846)
Ending shares	12,848,760	16,206,804
Class I
Beginning shares	118,993,067	133,332,983
Shares Sold	6,126,399	11,791,876
Distributions reinvested	1,440,756	1,745,547
Shares redeemed	(25,305,453)	(29,348,243)
Shares transferred in(a)(b)	915,748	1,470,904
Net decrease in shares outstanding	(16,822,550)	(14,339,916)
Ending shares	102,170,517	118,993,067
Class L
Beginning shares	3,169,097	3,383,907
Shares Sold	50,950	104,860
Distributions reinvested	79,752	96,171
Shares redeemed	(384,388)	(395,532)
Shares transferred out(a)(b)	(7,875)	(20,309)
Net decrease in shares outstanding	(261,561)	(214,810)
Ending shares	2,907,536	3,169,097
Class M
Beginning shares	4,484,524	4,693,481
Shares Sold	32,774	190,459
Distributions reinvested	132,138	166,788
Shares redeemed	(814,082)	(566,204)
Net decrease in shares outstanding	(649,170)	(208,957)
Ending shares	3,835,354	4,484,524

(a)	Shares transferred in - net increase in shares of a particular class resulting from transfers to other share classes.
(b)	Shares transferred out - net decrease in shares of a particular class resulting from transfers from other share classes.

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2025	13

Bluerock Total Income+ Real Estate Fund	Statement of Cash Flows

For the Year Ended September 30, 2025
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(83,401,934)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(503,088,411)
Proceeds from disposition of investment securities	1,416,637,646
Net purchases of short-term investments securities	(234,219,080)
Net realized loss on investments	12,826,295
Net change in unrealized (appreciation)/depreciation on Investments	49,252,569
(Increase)/Decrease in Assets:
Dividends and interest receivable	12,675,207
Deferred borrowing costs	122,287
Prepaid expenses and other assets	51,517
Increase/(Decrease) in Liabilities:
Investment advisory fees payable	(1,224,590)
Administration fees payable	(28,221)
Transfer agency fees payable	(625,523)
Shareholder servicing fees payable	(44,115)
Distribution fees payable	(85,000)
Chief compliance officer fees payable	178
Proxy Voting Payable	3,036,554
Interest due on line of credit payable	(5,023,883)
Accrued expenses and other liabilities	258,890
Net Cash used in Operating Activities	667,120,386

Cash Flows from Financing Activities:
Change in Line of Credit Borrowing	130,000,000
Proceeds from shares sold	203,391,220
Payment on shares redeemed	(858,145,942)
Cash distributions paid	(148,561,178)
Net Cash provided by Financing Activities	(673,315,900)

Net Change in Cash	(6,195,514)
Cash Beginning of Year	$19,000,000
Cash End of Year	$12,804,486

Supplemental disclosure of non-cash operating and financing activities:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$61,873,676
Cash paid for interest on lines of credit during the period was:	74,290,037

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund - Class A	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2025	2024	2023	2022	2021
NET ASSET VALUE, BEGINNING OF YEAR	$26.51	$30.74	$37.10	$32.66	$29.26

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.16)	(0.33)	(0.14)	0.38	0.50
Net realized and unrealized gain/(loss) on investments	(0.43)	(2.40)	(4.45)	5.97	4.50
Total from investment operations	(0.59)	(2.73)	(4.59)	6.35	5.00

DISTRIBUTIONS:
From net investment income	–	–	–	–	–
From net realized gain on investments	(0.40)	(0.14)	(0.19)	(0.42)	(0.63)
Return of capital	(0.96)	(1.36)	(1.58)	(1.49)	(0.97)
Total distributions	(1.36)	(1.50)	(1.77)	(1.91)	(1.60)

NET ASSET VALUE, END OF YEAR	$24.56	$26.51	$30.74	$37.10	$32.66

TOTAL RETURN(b)(c)	(2.33%)	(9.08%)	(12.64%)	19.76%	17.68%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year/period (000s)	$566,457	$654,361	$815,193	$921,035	$573,540

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	3.76%	3.82%	3.14%	2.01%	2.09%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	3.76%	3.82%	3.14%	2.04%	2.06%
Ratio of net investment income to average net assets(e)	(0.63%)	(1.15%)	(0.42%)	1.06%	1.65%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	2.05%	1.95%	1.94%	1.92%	1.98%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.05%	1.95%	1.94%	1.95%	1.95%

Portfolio turnover rate	11%	14%	13%	4%	26%

(a)	Per share amounts are calculated using the average shares method.
(b)	Total returns are historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any, and do not reflect the impact of sales charges. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(e)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2025	15

Bluerock Total Income+ Real Estate Fund - Class C	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2025	2024	2023	2022	2021
NET ASSET VALUE, BEGINNING OF YEAR	$24.54	$28.67	$34.85	$30.90	$27.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.33)	(0.50)	(0.36)	0.12	0.26
Net realized and unrealized gain/(loss) on investments	(0.39)	(2.24)	(4.16)	5.63	4.27
Total from investment operations	(0.72)	(2.74)	(4.52)	5.75	4.53

DISTRIBUTIONS:
From net investment income	–	–	–	–	–
From net realized gain on investments	(0.40)	(0.14)	(0.19)	(0.42)	(0.63)
Return of capital	(0.85)	(1.25)	(1.47)	(1.38)	(0.89)
Total distributions	(1.25)	(1.39)	(1.66)	(1.80)	(1.52)

NET ASSET VALUE, END OF YEAR	$22.57	$24.54	$28.67	$34.85	$30.90

TOTAL RETURN(b)(c)	(3.03%)	(9.76%)	(13.26%)	18.90%	16.81%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year/period (000s)	$289,962	$397,749	$565,608	$706,009	$486,734

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	4.49%	4.55%	3.86%	2.74%	2.81%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	4.49%	4.55%	3.86%	2.74%	2.81%
Ratio of net investment income to average net assets(e)	(1.37%)	(1.88%)	(1.13%)	0.36%	0.91%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	2.79%	2.68%	2.67%	2.65%	2.70%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.79%	2.68%	2.67%	2.65%	2.70%

Portfolio turnover rate	11%	14%	13%	4%	26%

(a)	Per share amounts are calculated using the average shares method.
(b)	Total returns are historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(e)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund - Class I	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2025	2024	2023	2022	2021
NET ASSET VALUE, BEGINNING OF YEAR	$27.28	$31.55	$37.99	$33.35	$29.80

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.10)	(0.27)	(0.05)	0.48	0.58
Net realized and unrealized gain/(loss) on investments	(0.45)	(2.47)	(4.57)	6.12	4.61
Total from investment operations	(0.55)	(2.74)	(4.62)	6.60	5.19

DISTRIBUTIONS:
From net investment income	–	–	–	–	–
From net realized gain on investments	(0.40)	(0.14)	(0.19)	(0.42)	(0.63)
Return of capital	(1.00)	(1.39)	(1.63)	(1.54)	(1.01)
Total distributions	(1.40)	(1.53)	(1.82)	(1.96)	(1.64)

NET ASSET VALUE, END OF YEAR	$25.33	$27.28	$31.55	$37.99	$33.35

TOTAL RETURN(b)(c)	(2.11%)	(8.84%)	(12.44%)	20.09%	17.99%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year/period (000s)	$2,588,212	$3,245,874	$4,207,299	$5,288,747	$2,012,129

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	3.52%	3.58%	2.88%	1.77%	1.83%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	3.50%	3.57%	2.88%	1.78%	1.81%
Ratio of net investment income to average net assets(e)	(0.37%)	(0.90%)	(0.15%)	1.30%	1.89%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	1.81%	1.71%	1.70%	1.68%	1.72%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.79%	1.70%	1.70%	1.69%	1.70%

Portfolio turnover rate	11%	14%	13%	4%	26%

(a)	Per share amounts are calculated using the average shares method.
(b)	Total returns are historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(e)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2025	17

Bluerock Total Income+ Real Estate Fund - Class L	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2025	2024	2023	2022	2021
NET ASSET VALUE, BEGINNING OF YEAR	$26.03	$30.26	$36.61	$32.31	$29.02
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.22)	(0.39)	(0.23)	0.29	0.42
Net realized and unrealized gain/(loss) on investments	(0.43)	(2.37)	(4.37)	5.90	4.46
Total from investment operations	(0.65)	(2.76)	(4.60)	6.19	4.88

DISTRIBUTIONS:
From net investment income	–	–	–	–	–
From net realized gain on investments	(0.40)	(0.14)	(0.19)	(0.42)	(0.63)
Return of capital	(0.93)	(1.33)	(1.56)	(1.47)	(0.96)
Total distributions	(1.33)	(1.47)	(1.75)	(1.89)	(1.59)

NET ASSET VALUE, END OF YEAR	$24.05	$26.03	$30.26	$36.61	$32.31

TOTAL RETURN(b)(c)	(2.59%)	(9.31%)	12.86%	19.46%	17.38%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year/period (000s)	$69,926	$82,480	$102,398	$124,675	$87,645

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	4.03%	4.09%	3.40%	2.28%	2.35%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	4.01%	4.07%	3.40%	2.29%	2.31%
Ratio of net investment income to average net assets(e)	(0.88%)	(1.40%)	(0.67%)	0.81%	1.40%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	2.32%	2.22%	2.20%	2.20%	2.24%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.30%	2.20%	2.20%	2.21%	2.20%

Portfolio turnover rate	11%	14%	13%	4%	26%

(a)	Per share amounts are calculated using the average shares method.
(b)	Total returns are historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any, and do not reflect the impact of sales charges. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(e)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund - Class M	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2025	2024	2023	2022(a)
NET ASSET VALUE, BEGINNING OF YEAR	$24.72	$28.80	$34.93	$31.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.27)	(0.43)	(0.30)	0.14
Net realized and unrealized gain/(loss) on investments	(0.41)	(2.26)	(4.17)	4.39
Total from investment operations	(0.68)	(2.69)	(4.47)	4.53

DISTRIBUTIONS:
From net investment income	–	–	–	–
From net realized gain on investments	(0.40)	(0.14)	(0.19)	–
Return of capital	(0.86)	(1.25)	(1.47)	(1.38)
Total distributions	(1.26)	(1.39)	(1.66)	(1.38)

NET ASSET VALUE, END OF YEAR	$22.78	$24.72	$28.80	$34.93

TOTAL RETURN(c)(d)	(2.84%)	(9.51%)	(13.07%)	14.35	%(e)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year/period (000s)	$87,388	$110,851	$135,176	$135,362

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)(g)	4.28%	4.30%	3.66%	2.46	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	4.25%	4.30%	3.66%	2.46	%(h)
Ratio of net investment income to average net assets(g)	(1.12%)	(1.63%)	(0.94%)	0.54	%(h)
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)(g)	2.58%	2.43%	2.44%	2.35%
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	2.55%	2.43%	2.44%	2.35%

Portfolio turnover rate	11%	14%	13%	4	%(e)

(a)	Class M commenced operations on December 27, 2021.
(b)	Per share amounts are calculated using the average shares method.
(c)	Total returns are historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Not annualized.
(f)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(g)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2025	19

Bluerock Total Income+ Real Estate Fund	Financial Highlights

Information about the Fund's senior securities as of each period is shown in the following table:

	September 30, 2025	September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021
Total Amount Outstanding under Line of Credit (000's)	$665,000	$535,000	$680,000	$350,000	$–
Asset Coverage Per $1,000 of Line of Credit(a)	6,416	9,395	9,567	21,502	N/A

(a)	Calculated as the difference between the Fund’s total assets and total liabilities (excluding the indebtedness represented by the Line of Credit) and dividing by the total amount outstanding on the Line of Credit. The Asset Coverage Ratio is then multiplied by $1,000 to determine the "Asset Coverage Per $1,000 of Line of Credit Outstanding.

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2025

1. ORGANIZATION

The Bluerock Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in real estate industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Class M shares commenced operations on December 27, 2021 and are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing shareholder service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

On September 24, 2025, the shareholders of Bluerock Total Income Real Estate Fund approved the proposal to list the Fund on the New York Stock Exchange. As a consequence of the upcoming listing, the Advisor of the Fund terminated its sub-advisory agreements with Mercer and RREEF on July 3, 2025 & August 22, 2025 dates, respectively. The Fund is expected to be listed on the NYSE on or about December 16, 2025.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”.

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and are sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end and closed-end investment companies and exchange-traded funds (“ETFs” and collectively the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets/liabilities at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values (“NAV”) as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

Annual Report | September 30, 2025	21

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2025

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor, who has been named as the valuation designee by the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Real Estate Securities – The Fund invests a significant portion of its assets in Private Real Estate Securities, which are not actively traded in the market and for which quotations may not be available. Private Real Estate Securities include beneficial interests in private funds that invest in or lend to real estate assets (“Private Funds”) and debt instruments secured or otherwise supported by real estate assets (“Direct Debt”). The Private Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient, and to value its investments in Private Funds at their respective NAVs or NAV equivalents at each quarter. For non-calendar quarter-end days, the Advisor estimates the fair value of each Private Fund by adjusting the most recent NAV for each Private Fund by the change in a proprietary benchmark that the Advisor has deemed to be representative of the Private Fund market. As of September 30, 2025, all of the Fund’s investments in Private Funds were valued at their respective NAVs. The Fund’s Direct Debt investments are valued at amortized cost, consistent with how they are recorded in accordance with GAAP, as these investments are intended to be held-to-maturity. Changes in broad market and economic conditions such as prevailing interest rates, as well as property specific delinquencies, fluctuations in underlying property values, and lease defaults may all impact the valuation of these investments. Impairment is indicated when it is deemed probable that the Fund will not be able to collect all amounts due to pursuant to the contractual terms of the investment. As of September 30, 2025, the Fund had no impairments to its Direct Debt investments. The Fund accrues income on a daily basis for each investment in Private Real Estate Securities, as applicable.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Advisor determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts. As of September 30, 2025, investments in Public Non-Traded ERES represented less than 0.0% of Fund NAV.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

22

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2025

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2025, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2025 for the Fund’s assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Real Estate Securities(a)	$–	$–	$420,531,873	$3,898,977,337
Public Non-traded Real Estate Investment Trusts	–	–	42,048	42,048
Short Term Investments	345,965,615	–	–	345,965,615
TOTAL	$345,965,615	$–	$420,573,921	$4,244,985,000

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments and Statement of Assets and Liabilities.

The following table shows the aggregate changes in fair value of the Fund’s Level 3 investments during the year ended September 30, 2025:

Asset Type	Balance as of September 30, 2024	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Balance as of September 30, 2025	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2025
Private Real Estate Debt	$188,686,082	$–	$–	$231,845,791	$–	$420,531,873	$–
Public Non-Traded Real Estate Debt	42,048	–	–	–	–	42,048	–
	$188,728,130	$–	$–	$235,845,791	$–	$420,573,921	$–

As of September 30, 2025, the fair value of Private Real Estate Investment Debt investments are valued off a recent transaction price and there were no significant inputs upon which to adjust the transaction price.

B. Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Purchase discounts and premiums on securities are accreted and amortized to the earliest call date of the respective securities.

C. Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years or expected to be taken in the Fund’s 2024 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2025 , the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

D. Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report | September 30, 2025	23

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2025

For the year ended September 30, 2025 , the Fund declared distributions to shareholders in the amount of $210,434,855, which resulted in $148,561,179 elected to be paid in cash and $61,873,676 that was reinvested through the Fund’s dividend reinvestment policy. During this same period, the Fund had total investment income of $126,872,419 net realized gains/(loss) on investments totaling $(12,826,295), net change in unrealized depreciation on investments of $(49,252,569) and net expenses of $148,195,489.

The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund’s total return is expected to be comprised of income plus realized gains and unrealized gains, less Fund-level expenses. Therefore, a portion of the Fund’s total return has been comprised of unrealized gains and losses.

The Fund’s distributions for any period may be higher or lower than the Fund’s net return and therefore should not be used as a measure of performance or confused with yield or income generated by the Fund’s underlying investments. Further, the actual distribution amounts and sources of those amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Distributions in excess of the Fund’s total return will cause the Fund’s NAV to decline. During the year ended September 30, 2025, the Fund’s Class A Shares had a starting NAV of $26.51, paid distributions of $1.36 and had an ending NAV of $24.56. The Fund’s Class C Shares had a starting NAV of $24.54, paid distributions of $1.25 and had an ending NAV of $22.57. The Fund’s Class I Shares had a starting NAV of $27.28, paid distributions of $1.40 and had an ending NAV of $25.33. The Fund’s Class L Shares had a starting NAV of $26.03, paid distributions of $1.33 and had an ending NAV of $24.05. The Fund’s Class M Shares had a starting NAV of $24.72, paid distributions of $1.26 and had an ending NAV of $22.78.

The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current net asset value per share. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distribution.

The Fund’s historical NAV details are available on the Fund’s website at https://bluerock.com/ti-fund/performance.

E. Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The Fund currently invests excess cash in a short term money market fund, which is valued at NAV on a daily basis and categorized as Level 1 in the hierarchy. The FDIC insures deposit accounts up to $250,000 for each account holder. At September 30, 2025, the fund held $12,804,486 with the Custodian, with the remainder invested in a short term money market fund through the Custodian.

F. Indemnification – The Trust indemnifies its officers, trustees and distributor for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. RELATED-PARTY TRANSACTIONS, SERVICE PROVIDERS AND TRUSTEE COMPENSATION

A. Advisory Agreement and Expense Limitation Agreement – Pursuant to an investment management agreement between the Trust and the Advisor, (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the year ended September 30, 2025, the Advisor earned advisory fees of $60,943,214.

The Advisor and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Advisor has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but including organizational costs and offering costs), to the extent that such expenses exceed 1.95%, 2.70%, 1.70%, 2.20% and 2.45% of the Fund’s average daily net assets attributable to the Class A, Class C, Class I, Class L and Class M shares, respectively. In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any fees the Advisor previously waived or Fund expenses reimbursed, subject to the limitations that: (1) the reimbursement will be made if payable not more than three years from the date incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees. The Expense Limitation Agreement will remain in effect at least until January 31, 2026 unless and until the Board approves its modification or termination. After January 31, 2026, the Expense Limitation Agreement may be renewed at the Advisor’s and Board’s discretion. During the year ended September 30, 2025, the Advisor waived fees and/or reimbursed expenses of $835,730. Proxy voting fees are considered extraordinary and are excluded from the Expense Limitation Agreement.

24

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2025

Including amounts waived during the year ended September 30, 2025, cumulative fees and/or expenses subject to recapture pursuant to the aforementioned conditions amounted to $1,311,305 and will expire during the fiscal years indicated below:

	2026	2027	2028
Bluerock Total Income+ Real Estate Fund	$4,183	$471,392	$835,730

Sub-advisory services were provided to the Fund pursuant to agreements between the Advisor and each of Mercer Investment Management, Inc. (“Mercer”) and RREEF America, LLC (“RREEF” and together with Mercer, the “Sub-Advisors”). Under each of the terms of the sub-advisory agreements, the Advisor compensates the Sub-Advisors based on the Fund’s assets allocated to the respective Sub-Advisor. Under the terms of the Sub-Advisory Agreement with Mercer, the Sub-Advisor receives fees from the Advisor (not the Fund) as follows: 0.025% of the Fund’s assets invested in publicly traded real estate securities, and 0.15% for up to $250 million in total Fund assets, 0.13% for $250 million to $500 million in total Fund assets, 0.12% for $500 million to $750 million in total Fund assets, 0.10% for $750 million to $1 billion in total Fund assets, 0.08% for $1 billion to $1.3 billion in total Fund assets, 0.07% for $1.3 billion to $1.5 billion in total Fund assets, 0.06% for $1.5 billion to $2 billion in total Fund assets, 0.05% for $2 billion to $2.5 billion in total Fund assets, 0.045% for $2.5 billion to $3 billion in total Fund assets, 0.04% for $3 billion to $3.5 billion in total Fund assets, 0.035% for $3.5 billion to $4 billion in total Fund assets, 0.03% for $4 billion to $4.5 billion in total Fund assets, 0.025% for $4.5 billion to $5 billion in total Fund assets, 0.02% for $5 billion to $5.5 billion in total Fund assets, 0.015% for $5.5 billion to $6 billion in total Fund assets, 0.010% for $6 billion or more in total Fund assets invested in private real estate assets. The Advisor of the Fund terminated its sub-advisory agreement with Mercer effective July 3, 2025.

Under the terms of a sub-advisory agreement between the Advisor and RREEF, RREEF receives fees from the Advisor (not the Fund) as follows: For the portion of the Fund invested in liquid real assets, sub-advisory fees are calculated at an annual rate of 0.60% for up to $50 million in assets allocated to RREEF, 0.55% for $50 million to $100 million in assets allocated to RREEF, and 0.50% for greater than $100 million in assets allocated to RREEF. For the portion of the Fund which is invested in non-publicly traded real estate related debt securities, sub-advisory fees are calculated at an annual rate of 0.75% for up to $350 million in assets allocated to RREEF, 0.60% in excess of $350 million through $700 million in assets allocated to RREEF, and 0.55% for assets in excess of $700 million allocated to RREEF. he Advisor of the Fund terminated its sub-advisory agreement with RREEF effective August 22, 2025.

B. Distributor – The distributor of the Fund is ALPS Distributors, Inc. (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund pays up to 0.25% per year of the average daily net assets of each of Class A, Class C and Class L shares for such services. For the year ended September 30, 2025, the Fund incurred shareholder servicing fees of $1,530,984, $862,687 and $191,618 for Class A, Class C and Class L shares, respectively. Under the Distribution Plan, the Fund pays 0.75% per year of its average daily net assets for such services for Class C shares and Class M shares, respectively and 0.25% per year of its average daily net assets for such services for Class L shares. For the year ended September 30, 2025, the Fund incurred distribution fees of $2,588,061, $191,618 and $751,071 for Class C, Class L and Class M Shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended September 30, 2025, the Distributor received $332,183 in underwriting commissions for sales of Class A shares and $57,374 was retained by the principal underwriter. For the year ended September 30, 2025, the Distributor received $46,442 in advanced commissions for sales of Class C. For the year ended September 30, 2025, the Distributor received $27,547 in underwriting commissions for sales of Class L shares and $6,632 was retained by the principal underwriter.

The Distributor has entered into a wholesale marketing agreement with Bluerock Capital Markets, LLC (“BCM”), a registered broker-dealer affiliate of the Advisor. Pursuant to the terms of the wholesale marketing agreement, BCM will seek to market and otherwise promote the Fund through various “wholesale” distribution channels, including regional and independent retail broker-dealers. BCM will receive a portion of the sales load from the sale of certain classes of Fund shares for its services provided under these agreements. For the year ended September 30, 2025, BCM received $64,080.

C. ALPS Fund Services, Inc. (“ALPS”) – ALPS provides administration, compliance, and fund accounting services to the Trust. Pursuant to separate servicing agreements with ALPS, the Fund pays ALPS customary fees for providing administration, compliance, and fund accounting services to the Fund.

D. Transfer Agent – DST Systems, Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”) and receives customary fees from the Fund for providing such services.

E. Trustee Compensation – Each Trustee who is not affiliated with the Trust or the Advisor receives an annual fee of $60,000, paid quarterly, of which $40,000 is paid in cash and the remaining $20,000 is paid in the equivalent amount of the Fund shares, as well as reimbursement for any reasonable expenses incurred attending the meetings.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2025, amounted to $499,646,299 and $1,399,325,132, respectively.

Annual Report | September 30, 2025	25

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2025

5. REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

In accordance with Rule 23c-3 under the 1940 Act, the Fund has historically made quarterly repurchase offers to its shareholders, offering to repurchase, at NAV, no less than 5% of the shares outstanding on the Repurchase Request Deadline (as defined in the Fund’s prospectus). Following the Fund’s special meeting of shareholders held on September 25, 2025, where shareholders approved the elimination of the Fund’s fundamental policy of making quarterly repurchase offers in connection with its proposed listing, the Fund will no longer make quarterly repurchase offers. During the year ended September 30, 2025, the Fund completed four quarterly repurchase offers. The Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	September 26, 2024	December 26, 2024	March 27, 2025	June 6, 2025
Repurchase Request Deadline	November 5, 2024	February 4, 2025	May 6, 2025	June 27, 2025
Repurchase Pricing Date	November 5, 2024	February 4, 2025	May 6, 2025	June 27, 2025

Net Asset Value as of Repurchase Offer Date:
Class A	$26.71	$26.09	$25.81	$25.26
Class C	$24.71	$24.09	$23.79	$23.26
Class I	$27.49	$26.87	$26.60	$26.04
Class L	$26.22	$25.59	$25.30	$24.75
Class M	$24.89	$24.29	$23.99	$23.46

Amount Repurchased:
Class A	$26,727,814	$27,415,012	$23,254,487	$21,844,175
Class C	$10,834,319	$11,684,204	$13,497,517	$15,900,271
Class I	$187,123,324	$171,169,589	$165,783,330	$153,525,328
Class L	$2,594,818	$2,432,552	$2,364,969	$2,398,009
Class M	$3,984,659	$4,363,176	$5,445,066	$5,803,786

Total Number of Shares Tendered:	38,790,672	39,160,311	37,275,433	29,149,888
Percentage of Shares Tendered that were Repurchased:	21.25%	19.97%	20.26%	25.02%

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2025	$–	$64,550,107	$145,884,747
2024	$–	$24,636,447	$236,843,088

As of September 30, 2025, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$840,258,411	$(694,193,344)	$146,065,067	$4,098,919,933

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for partnerships.

26

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2025

As of September 30, 2025, the components of distributable earnings/ (accumulated deficit) on a tax basis were as follows:

Accumulated net realized loss on investments	Other cumulative effect of timing differences	Net unrealized appreciation/ (depreciation) on investments	Total
$(121,946)	$(70,031,408)	$146,065,067	$75,911,713

The Fund elects to defer to the year ending September 30, 2026, late year ordinary losses during the year January 1, 2025 through September 30, 2025 in the amount of $70,031,408.

The Fund elects to defer to the year ending September 30, 2026, capital losses recognized during the period November 1, 2024 through September 30, 2025 in the amount of $121,946.

Permanent book and tax differences, primarily attributable to net operating losses, return of capital distributions from underlying investments, and tax adjustments for partnerships, resulted in reclassification for the fiscal year ended September 30, 2025 as follows:

Paid-in Capital	Total Distributable Earnings
$(115,956,533)	$115,956,533

7. EARLY WITHDRAWAL CHANGE

Class C shareholders and certain Class A shareholders who tender for repurchase shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price with respect to such shares. The early withdrawal change does not apply to shares that were acquired through reinvestment of distributions or in connection with the death or disability of the shareholder. The early withdrawal change is paid directly to the Fund. For the year ended September 30, 2025, the Fund did not receive any such fees.

8. COMMITMENTS AND CONTINGENCIES

Commitments – As of September 30, 2025, the Fund had unfunded commitments and/or contingencies for the below listed Private Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice
Ares Industrial Real Estate Fund	$247,761,653	$11,000,000	Quarterly	90
Ares Real Estate Enhanced Income Fund	13,398,555	–	Quarterly	90
Bain Capital Real Estate Fund I	69,099,529	18,574,437	None	None
Bain Capital Real Estate Life Science Fund	33,921,615	38,816,909	None	None
Blackstone Property Partners Life Science	61,338,401	–	Annual	180
Blackstone Property Partners U.S.	36,837,044	–	Quarterly	90
Bridge Debt Strategies Fund III, LP	40,559,924	5,574,061	None	None
Bridge Debt Strategies Fund IV, LP	79,377,345	3,409,145	None	None
Bridge Workforce Housing Fund I, LP	53,055,293	1,834,254	None	None
Brookfield Premier Real Estate Partners	186,373,775	–	Quarterly	90
Carlyle Property Investors	210,167,009	–	Quarterly	90
CBRE U.S. Logistics Partners LP	292,915,897	–	Quarterly	90
Clarion Gables Multifamily Trust	64,407,242	–	Quarterly	90
Clarion Lion Industrial Trust	126,428,265	–	Quarterly	90
Cortland Growth & Income Fund	214,488,063	–	Quarterly	90
H/2 Special Opportunities Fund	128,100,170	–	None	None
Harrison Street Core Property Fund	16,047,352	–	Quarterly	45
Harrison Street Data Center Fund	30,514,643	3,715,525	None	None
Harrison Street Life Science	13,747,383	2,552,832	None	None
Invesco Core Real Estate Fund	9,745,421	–	Quarterly	45
Invesco U.S. Income Fund LP	95,791,886	–	Quarterly	45
IQHQ, Inc.	488,368,018	–	None	None
Jadian IOS Fund I	9,257,899	19,039,419	None	None
Jadian Real Estate Fund II LP	256,325	777,469	None	None
PGIM PRISA II	125,182,901	–	Quarterly	90
PGIM PRISA III	101,017,229	–	Quarterly	90
Prologis Targeted U.S. Logistics Fund	415,710,740	–	Quarterly	90

Annual Report | September 30, 2025	27

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2025

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice
Realterm Logistics Income Fund LP	$88,044,983	$–	Quarterly	90
RREEF Core Plus Industrial Fund LP	114,065,574	–	Quarterly	45
Sentinel Real Estate Fund	9,635,463	–	Daily	*
TA Realty Core Property Fund, LP	22,955,103	–	Quarterly	45
TA Realty Logistics Fund, LP	79,874,763	–	Quarterly	45
Total	$3,478,445,463	$105,294,051

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

9. LINE OF CREDIT

As of September 30, 2025, the Fund had two secured credit facilities with aggregate commitments of $665,000,000.

On December 30, 2022, the Fund entered into a secured, credit facility, as amended on February 6, 2025, (the “Term Loan”) with Raymond James Bank. Borrowings under the Term Loan bear interest at a rate of one-month SOFR plus 4.0%, with a scheduled maturity date of June 30, 2026, subject to a duration extension. During the period from October 1, 2024 through September 30, 2025, the average amount of borrowing outstanding, approximate weighted average interest rate on borrowings and total interest expense with respect to the Term Loan were $85,000,000, 8.59% and $7,302,990 respectively. The Term Loan includes certain origination and structuring fees (the “Other LOC fees”). The Fund incurred Other LOC fees equal to approximately $287,146 during the year ended September 30, 2025. As of September 30, 2025, the Fund had outstanding borrowings of $85,000,000 under the Term Loan. As collateral for the Term Loan, the Fund grants Raymond James Bank a first position security interest in and lien on a select security held by the Fund in a designated collateral account.

On October 17, 2024, the Fund entered into a new revolving line of credit with JPMorgan Chase Bank, N.A. and RBC Capital Markets (the “Bank LOC”), subject to a maximum commitment of $700,000,000, refinancing the Fund’s then existing $1,000,000,000 secured, revolving line of credit (the “Non-Bank Credit Facility”) with certain non-bank lenders, all associated with a leading global alternative asset manager. Borrowings under the Bank LOC bear interest at a rate of SOFR plus 3.45%, with a scheduled maturity date of July 25, 2026, subject to a duration extension. During the period from October 17, 2024 through September 30, 2025, the average amount of borrowing outstanding, approximate weighted average interest rate on borrowings and total interest expense with respect to the Bank LOC were $518,194,842, 7.85% and $40,797,000 respectively. The Bank LOC includes an unused commitment fee of 0.75% per annum based on the undrawn portion and certain origination and structuring fees (the “Other LOC fees”). The Fund incurred Other LOC fees equal to approximately $16,622,081 during the year ended September 30, 2025. As of September 30, 2025, the Fund had outstanding borrowings of $580,000,000 under the Bank LOC. As collateral for the Bank LOC, the Fund grants the Bank Lenders a first position security interest in and lien on select securities held by the Fund in a designated collateral account.

During the period from October 1, 2024 through October 17, 2024, the average amount of borrowing outstanding, approximate weighted average interest rate on borrowings and total interest expense with respect to the Non-Bank Credit Facility were $423,529,412, 0.66% and $2,628,919 respectively. The Non-Bank Credit Facility included an unused commitment fee ranging from 0.0% and 0.50% per annum based on the undrawn portion and certain origination and structuring fees (the “Other NBCF fees”). The Fund incurred Other NBCF fees equal to approximately $928,382 during the period ended October 17, 2024.

The Fund’s ability to borrow under the Term Loan and the Bank LOC are subject to the limitations of the 1940 Act.

10. RISKS AND UNCERTAINTIES

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

28

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2025

Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Real Estate Industry Concentration Risk. The Fund will concentrate its investments in real estate related securities, and it may invest in real estate directly. As such, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies of engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; (ix) climate change and (x) changes in interest rates and leverage. There are also special risks associated with particular sectors, or real estate operations, including, but not limited to, those risks described below:

Retail Properties. Retail properties are affected by shifts in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by a downturn in the businesses operated by their tenants.

Hospitality Properties. Hotel properties and other properties in the hospitality real estate sector, such as motels and extended-stay properties, are affected by declines in business and leisure travel.

Healthcare and Life Science Properties. Healthcare and Life Science are affected by potential federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, funding for biotech companies and the continued availability of revenue from government reimbursement programs.

Industrial Properties. Industrial properties are affected by downturns in the manufacturing, processing and shipping of goods.

Multifamily Properties. Multifamily properties are affected by adverse economic conditions in the locale, oversupply and rent control laws.

Residential Properties. Residential properties can be significantly affected by the national, regional and local real estate markets. This segment of the real estate industry also is sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. Thus, residential properties can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Shopping Centers. Shopping center properties are affected by changes in the local markets where their properties are located and dependent upon the successful operations and financial condition of their major tenants.

Self-Storage Properties. Self-storage properties are affected by changes to competing local properties, consumer and small business demand for storage space, and the ability of the management team.

Other factors may contribute to the risk of real estate investments:

Development Issues. Real estate development companies in which the Underlying Funds or the Fund may invest are affected by construction delays and insufficient tenant demand to occupy newly developed properties.

Lack of Insurance. Certain of the companies in the Fund’s portfolio may fail to carry comprehensive liability, fire, flood, wind or earthquake extended coverage and rental loss insurance, or insurance and may be subject to various policy specifications, limits and deductibles. Due to the prevelance of catastrophic events, the cost of insurance may increase materially.

Dependence on Tenants. The ability of companies in the real estate industry in which the Fund may invest to make distributions to shareholders depends upon the ability of the tenants at their properties to generate enough income in excess of tenant operating expenses to make their lease payments.

Financial Leverage. Companies in the real estate industry in which the Fund may invest may be highly leveraged and financial covenants may affect their ability to operate effectively. The use of floating rate loans may also negatively impact returns in a rising interest rate environment.

Annual Report | September 30, 2025	29

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2025

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge.

Environmental Issues. Owners of properties that may contain hazardous or toxic substances may be responsible for removal or remediation costs. Environmental risk from high winds, hurricanes, fires, floods and extreme heat may also materially affect a property’s value.

Credit Market Conditions. Instability in credit markets can potentially make it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. Conditions in the credit markets may expose borrowers to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

Credit Risk. It is possible that issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer’s financial condition changes and this also may negatively impact the Fund’s returns on investment in such securities.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have risen sharply after maintaining historically low levels for a significant period of time. Current conditions may result in an increase in interest rate volatility, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. Fixed income securities are also subject to default risk.

Institutional Investment Fund Risk. The Fund’s investment in Institutional Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in an Institutional Investment Fund may be higher than if the manager of the Institutional Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Institutional Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Institutional Investment Funds, like the other “Underlying Funds” in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Institutional Investment Funds are not entitled to the protections of the 1940 Act. For example, these funds need not have independent boards, shareholder approval of advisory contracts may not be required, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Lack of Control Over Institutional Investment Funds and Other Portfolio Investments. Once the Advisor or RREEF has selected an Institutional Investment Fund, Private REIT, Public REIT, or Other Public Investment Vehicle (each, an “Underlying Fund” and together, the “Underlying Funds”) for investment by the Fund, the Advisor and RREEF will have no control over the investment decisions made by any such Underlying Fund. Although the Fund and the Advisor or RREEF will evaluate regularly each Underlying Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Advisor and RREEF will not have any control over the investments made by any Underlying Fund. Even though the Underlying Funds are subject to certain constraints, the managers may change aspects of their investment strategies. The managers may do so at any time (for example, such change may occur immediately after providing the Advisor with the quarterly unaudited financial information for an Institutional Investment Fund). The Advisor or RREEF may reallocate the Fund’s investments among the Underlying Funds, but the Advisor’s ability to do so may be constrained by the withdrawal limitations imposed by certain of the Underlying Funds, which may prevent the Fund from reacting rapidly to market changes should an Underlying Fund fail to effect portfolio changes consistent with such market changes and the demands of the Advisor. Such withdrawal limitations may also restrict the Advisor’s ability to terminate investments in Underlying Funds that are poorly performing or have otherwise had adverse changes. The Advisor and RREEF will be dependent on information provided by the Underlying Fund, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Advisor’s or RREEF’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives.

Leveraging Risk. The use of leverage, such as borrowing money to purchase securities or otherwise invest the Fund’s assets, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of adverse performance of the Fund’s underlying investments. In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize leverage, subject to the limitations of their charters and operative documents. Leverage by Underlying Funds and/or the Fund has the effect of potentially increasing losses. In addition, interest rates (including benchmarks like Secured Overnight Financing Rate (“SOFR”) and the spreads to such benchmarks charged by lenders) are highly sensitive to external factors outside a borrower’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. During periods of increased interest rates, borrowing costs of the Fund will likely increase and may adversely affect the Fund’s performance.

REIT Risk. The value of investments in REIT shares may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Also, qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

30

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2025

Valuation of Institutional Investment Funds. Institutional Investment Funds are not publicly traded and the Fund may consider information provided by the institutional asset manager to determine the value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the value of the Fund’s investment in Institutional Investment Funds, the Advisor considers, among other things, information provided by the Institutional Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Advisor’s ability to value accurately the Fund’s shares. Institutional Investment Funds that invest primarily in publicly traded securities are more easily valued.

11. ACCOUNTING PRONOUNCEMENTS AND/OR REGULATORY UPDATES

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to understand better the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures, and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements.

Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with respect to the financial statements and disclosures, and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision-maker, using information presented in the financial statements and financial highlights.

12. SUBSEQUENT EVENTS

In preparation for the proposed listing, on November 11, 2025, the Fund converted its Class A, Class C, Class L and Class M shares into Class I shares in a non-taxable conversion based on the NAV of those share classes.

On November 19, 2025, the Fund paid distributions of $0.3335 per share on its Class I common stock to its shareholders at the close of business on November 18, 2025, totaling $29,534,395.

Following the end of the period, the Fund has continued to work with the NYSE as it moves towards a listing scheduled for December 16, 2025. In connection with the listing, the Fund expects to change its name to Bluerock Private Real Estate Fund. Following the listing, the Fund’s shares will be traded on the NYSE under the ticker BPRE, providing shareholders with liquidity on the NYSE at market price.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Except as stated above, management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Annual Report | September 30, 2025	31

Bluerock Total Income+ Real Estate Fund	Report of Independent Registered Public Accounting Firm
September 30, 2025

To the Shareholders and Board of Trustees of

Bluerock Total Income+ Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Bluerock Total Income+ Real Estate Fund (the “Fund”) as of September 30, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the three-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations and cash flows for the year then ended, the changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended September 30, 2022, and prior, were audited by other auditors whose report dated November 29, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and other appropriate parties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

November 28, 2025

32

Bluerock Total Income+ Real Estate Fund	Additional Information
September 30, 2025 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 844-819-8287 or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 844-819-8287, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the first and third quarters of each fiscal year. The filings are available upon request by calling 844-819-8287. Furthermore, you may obtain a copy of the filings on the SEC’s website at https://www.sec.gov.

3. TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $24,636,447 as long-term capital gain distribution for the year ended September 30, 2025.

Annual Report | September 30, 2025	33

Bluerock Total Income+ Real Estate Fund	Supplemental Information
September 30, 2025 (Unaudited)

Following is a list of the Trustees and executive officers of the Trust and their principal occupations over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

Independent Trustees

Name, Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held By Trustee During Last Five Years
Bobby Majumder, 1968	Trustee Since 2012	Member, Frost Brown Todd, LLC (September 2021 – Present); Partner, Reed Smith (May 2019 – August 2021).	2	Bluerock Residential Growth REIT, Inc. (2009 – 2022); Bluerock High Income Institutional Credit Fund (2022 – Present); Bluerock Homes Trust, Inc. (2021 - Present).
Romano Tio, 1960	Trustee Since 2012	Senior Managing Director, Greystone (real estate lending, investment and advisory company) (2021 – present); Senior Managing Director, Ackman-Ziff Real Estate Capital Advisors (2017 – 2021).	2	Bluerock Residential Growth REIT, Inc. (2009 – 2022); Bluerock High Income Institutional Credit Fund (2022 – Present); Bluerock Homes Trust, Inc. (2021 - Present).
Kamal Jafarnia, 1966	Trustee Since 2021	General Counsel for Opto Investments, Inc. (fintech and investment management firm) (2021-present); General Counsel and CCO for Artivest Holdings and Altegris Investment Management (fintech enablement platform) (2018- 2021).	2	Ashford Hospitality Trust, Inc. (2013 - Present) Bluerock Residential Growth REIT, Inc. (2019 – 2022); Bluerock High Income Institutional Credit Fund (2022 – Present); Bluerock Homes Trust, Inc. (2021 - Present).

Interested Trustees and Officers

Name, Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held By Trustee During Last 5 Years
Ramin Kamfar, 1963	Trustee Since 2012	Chairman, Bluerock Real Estate, LLC (2002 – Present); Chairman, Bluerock Fund Advisor, LLC (2012 – Present) and Bluerock Asset Management, LLC (2018 – present).	2	Bluerock Residential Growth REIT (2008 – 2022); Bluerock High Income Institutional Credit Fund (2021 – Present); Bluerock Homes Trust, Inc. (2021 - Present)
Simon Adamiyatt, 1962	Trustee Since 2019, Treasurer/Chief Financial Officer Since 2018	Executive Director, Bluerock Real Estate, LLC (2018 – Present).	1	n/a

34

Bluerock Total Income+ Real Estate Fund	Supplemental Information
September 30, 2025 (Unaudited)

Interested Trustees and Officers (continued)

Name, Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Jordan Ruddy, 1963	President Since 2013	Chief Operating Officer, Bluerock Real Estate, LLC (2002 – Present); President, Bluerock Fund Advisor, LLC (2013 – Present); President, Bluerock Asset Management, LLC (2020-Present); Director, Bluerock Asset Management, LLC (2018-2020).	n/a	n/a
Jason Emala, 1978	Secretary Since 2018	General Counsel/Chief Legal Officer/Chief Compliance Officer of the Advisor and various Bluerock entities (2018 – Present).	n/a	n/a
Lucas D. Foss, 1977	Chief Compliance Officer Since 2022	Vice President and Deputy Chief Compliance Officer,ALPS (November 2017- present); CCO of X-SquareBalanced Fund, Goehring & Rozencwajg InvestmentFunds, Broadstone Real Estate Access Fund, Inc.,Clough Global Funds; Clough Funds Trust; SPDR® S&P500® ETF Trust, SPDR® Dow Jones® Industrial AverageETF Trust, SPDR® S&P MIDCAP 400® ETF Trust, ALPSSeries Trust, 1WS Credit Income Fund and BluerockTotal Income + Real Estate Fund.	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request, free of charge, by calling toll-free 1-844-819-8287.

**	The Fund Complex currently includes the Trust and Bluerock High Income Institutional Credit Fund.

Annual Report | September 30, 2025	35

Bluerock Total Income+ Real Estate Fund	Privacy Policy
September 30, 2025 (Unaudited)

FACTS	WHAT DOES THE BLUEROCK TOTAL INCOME+ REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we may continue to share your personal information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Bluerock Total Income+ Real Estate Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-844-819-8287

36

Bluerock Total Income+ Real Estate Fund	Privacy Policy
September 30, 2025 (Unaudited)

Who We Are
Who is providing this notice?	Bluerock Total Income+ Real Estate Fund
What We Do
How does Bluerock Total Income+ Real Estate Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Bluerock Total Income+ Real Estate Fund collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Bluerock Total Income+ Real Estate Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

●    Bluerock Total Income+ Real Estate Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Bluerock Total Income+ Real Estate Fund doesn’t jointly market.

Annual | September 30, 2025	37

Investment Adviser

Bluerock Fund Advisor, LLC

919 Third Avenue, 40th Floor

New York, NY 10022

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-819-8287 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the first and third quarters of each fiscal year. The filings are available upon request by calling 844-819-8287. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable.

(f)	The registrant’s code of ethics referred to in Item 2(a) above is attached as an Exhibit 19(a)(1), hereto.

Item 3. Audit Committee Financial Expert.

(a)	The registrant’s board of trustees have determined that the registrant has at least one audit committee financial expert serving on its audit committee. The registrant’s board of trustees have determined that Romano Tio is an audit committee financial expert. Mr. Tio is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

September 30, 2025 – $62,500

September 30, 2024 – $127,500

Audit fees represent the aggregate fees billed for the fiscal years ended September 30, 2025 and September 30, 2024 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

September 30, 2025 – $2,500

September 30, 2024 – $2,500

Audit-Related Fees represent the aggregate fees billed for the fiscal years ended September 30, 2025 and September 30, 2024 for professional services rendered by the principal account for the non-audited review of the registrant’s semi-annual financial statements.

(c)	Tax Fees

September 30, 2025 – $5,000

September 30, 2024 – $5,000

“Tax fees” shown above were for the preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

September 30, 2025 – $0

September 30, 2024 – $0

The registrant was not billed any fees for products and services not otherwise included in items (a) - (c) shown above for the fiscal years ended September 30, 2025 and September 30, 2024.

(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	2025	2024
Audit Related	0%	0%
Tax Fees	0%	0%
Other Fees	N/A	N/A

(f)	During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

September 30, 2025 – $0

September 30, 2024 – $0

(h)	The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1(a) of this report.

(b)	Not applicable to registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable during the period covered by this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Appendix A for the Advisor’s proxy voting policies and procedures.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

Advisor Portfolio Managers

The following are the Advisor’s portfolio managers as of the date of the filing of this report:

Jordan B. Ruddy — Mr. Ruddy currently serves as Co-Portfolio Manager of the Fund. Mr. Ruddy has served as a member of the Investment Committee and as President of the Advisor since the inception of the Advisor in 2012. Mr. Ruddy has also served in several senior officer capacities with Bluerock Asset Management, LLC since its inception in 2018 and is currently its President. Mr. Ruddy has served in several senior officer capacities with Bluerock Residential Growth REIT, a NYSE American publicly traded REIT since its founding in 2009 until its sale in 2022 and currently serves as President of Bluerock Homes Trust. Mr. Ruddy brings approximately 30 years of institutional real estate investment experience working with some of leading public and private firms in the industry. Prior to Bluerock, Mr. Ruddy served as a real estate investment banker at Banc of America Securities LLC, and at Smith Barney Inc. and at JP Morgan Chase (previously the Chase Manhattan Bank), and as Vice President of Amerimar Enterprises, a real estate company specializing in value-added investments nationwide. Mr. Ruddy received an M.B.A. degree in Finance and Real Estate in 1995 from The Wharton School of the University of Pennsylvania, and a B.S. degree with high honors in Economics in 1986 from the London School of Economics.

Ryan MacDonald — Mr. MacDonald has served as a member of the Investment Committee of the Advisor since January 2018 and a Co-Portfolio Manager of the Fund since August 2025. Mr. MacDonald currently serves as Chief Investment Officer for Bluerock and certain of its affiliates. Mr. MacDonald also currently serves as Co-Chairman of IQHQ, Inc. and on the board of directors for the Townsend Group. Mr. MacDonald served in a variety of senior capacities for Bluerock Residential Growth REIT, Inc., including Chief Investment Officer from 2020 until its sale. Since joining Bluerock in 2008, Mr. MacDonald is responsible for sourcing, underwriting, structuring, financing and closing of all of Bluerock’s real estate investments and dispositions. To date with Bluerock, Mr. MacDonald has been involved with real estate transactions with an aggregate value of approximately $11 billion. Prior to joining Bluerock, Mr. MacDonald was an Investment Analyst for PNC Realty Investors. Mr. MacDonald received a B.A. in Economics from the University of Maryland, College Park.

(a)(2)

Portfolio Managers

As of September 30, 2025, the Portfolio Managers listed above are also responsible for the day-to-day management of the following types of accounts in addition to the Fund:

Jordan Ruddy

Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ryan MacDonald

Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Because the Portfolio Managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(a)(3)	Neither Mr. Ruddy nor Mr. MacDonald receives compensation from the Advisor, but both do receive a salary and discretionary bonus from an affiliate of the Advisor.

(a)(4)	As of September 30, 2025, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Jordan Ruddy	$100,001–$500,000
Ryan MacDonald	$1–$10,000

(b)	Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported within 90 days of the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 19(a)(1) EX99.Code of Ethics.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as EX99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications for the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX99.906Cert.

APPENDIX A

BLUEROCK FUND ADVISOR, LLC

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Advisor will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisers Act, the Advisor has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.	All proxies sent to clients that are actually received by the Advisor (to vote on behalf of the client) will be provided to the Operations Unit.

2.	The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by the Advisor (on behalf of its clients) will be kept in the Advisor’s files;

(b)	The Operations Unit will determine which of the Advisor holds the security to which the proxy relates;

(c)	Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(d)	If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below. The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner

Conflicts of Interest

1.	As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Advisor and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Advisor (or any affiliate of the Advisor) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Advisor.

2	If a conflict is identified and deemed “material” by the Operations Unit, the Advisor will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3	With respect to material conflicts, the Advisor will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Advisor has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Advisor will:

(a)	Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

1.	The Advisor, when acting on behalf of the Fund, must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F) and or Rule 12d1-3:

a.	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

i.	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

ii.	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part 2 of the Advisor’s Form ADV (if applicable) and a Fund client’s statement of additional information, as applicable, and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about:

(a)   the Advisor’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Advisor voted proxies that are relevant to the affected client. Form N-PX will be filed with the SEC annually for each Fund client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Advisor’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Advisor actually received; provided, however, that the Advisor may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.	A record of each vote that the Advisor casts;

4.	A copy of any document that the Advisor created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.	A copy of each written request for information on how the Advisor voted such client’s proxies and a copy of any written response to any request for information on how the Advisor voted proxies on behalf of clients.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bluerock Total Income+ Real Estate Fund

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President and Principal Executive Officer

Date:	December 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President and Principal Executive Officer

Date:	December 5, 2025

By:	/s/ Simon Adamiyatt
Simon Adamiyatt
Treasurer and Principal Financial Officer

Date:	December 5, 2025